                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-07729

                        HANSBERGER INTERNATIONAL SERIES
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               399 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                          COLEEN DOWNS DINNEEN, ESQ.
                          NATIXIS DISTRIBUTORS, L.P.
                              399 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule
30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL SERIES

ANNUAL REPORT

December 31, 2007

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

Although the first half of 2007 was considerably stronger than the second, market conditions for the year were generally positive. The MSCI ACWI ex USA Index returned 17.12% for the 12 months ended December 31, 2007. A significant change in market conditions occurred about mid year, as the U.S. credit crunch and a slowing pace of economic growth began to influence other countries. Bond yields stopped rising and started to fall and high-quality stocks briefly outperformed lower-quality issues.

Reversing a longstanding trend, growth style investing overtook value in the first half and extended its lead in the second half. Growing concern of a global economic slowdown may have encouraged investors to pay a higher premium for growth.

On a regional basis, Emerging Markets were once again the strongest group, posting the largest annual gain in four years; the MSCI Emerging Markets Index was up 39.78% in 2007. Brazil and India were among the top-performing countries. In absolute terms, Peru topped the list in Emerging Markets, but its impact on the overall MSCI Emerging Markets Index was minimal due to its small size. China had a weak fourth quarter but still achieved a strong gain for the year.

Among developed markets, the MSCI Japan Index experienced its worst performance since 2002. The MSCI Europe Index gained ground in 2007, although its progress was held back in part by poor performance from Financials, as the U.S. credit crunch impacted other markets.

International Value Fund lagged its benchmark

HIS International Value Fund Institutional Class shares were up 14.75% for the year, underperforming the 17.12% return on its benchmark, the MSCI ACWI ex USA Index. The Fund’s Advisor Class shares provided a total return of 14.51%.

In terms of regions, Emerging Markets was the Fund’s greatest overweight, and this was the top-performing region in 2007. Emerging Markets averaged almost 22% of the Fund’s portfolio in 2007, ending the year at just over 24%. The benchmark’s weighting in Emerging Markets also increased, reflecting good performance in those markets.

The Fund’s largest country exposures among Emerging Markets were Brazil, China, Korea, Mexico and Russia. Europe averaged about half the Fund’s assets in 2007. Although European markets were weaker than Emerging Markets, our stock selection was a plus for the Fund. Japan underperformed in 2007 and the Fund was slightly overweight versus the benchmark. Although Japan impeded both the benchmark and the Fund, the Fund gave up less ground. An average 4% underweighting to Canada hurt the Fund’s performance, as the Canadian dollar exhibited strong returns. The Fund’s holdings in the Pacific ex Japan region were also disappointing, as they underperformed the stocks in the benchmark.

From a sector point of view, security selection proved to be a positive for the Fund in 2007, even for some sectors that were relatively weak. Compared to its benchmark, the Fund was underweight energy and materials – two top sectors in 2007 – but the securities we held in both sectors outperformed the benchmark. Information technology lagged during the year on slower capital spending. Although the Fund was overweight in this sector relative to the benchmark, the stocks we selected outperformed those in the MSCI ACWI ex USA Index. Financials were the worst performing sector in 2007 and the financial stocks the Fund held underperformed the financial stocks in the benchmark.

Market outlook

We believe 2008 will be challenging for investors because there are so many unknowns. It is possible that global growth will decelerate, influenced to a large extent by what happens in the U.S. On a global basis, we expect some deceleration of GDP growth, but not a wholesale retreat. Markets are likely to be volatile as investors try to sort out the possible impact of decelerating GDP growth and the effects of the U.S. elections. There is also an increasing sensitivity to the possibility of a recession in the U.S. We still believe we will see good growth from other countries on an individual basis, including many emerging market countries; most notably, China and India.

Opportunity is a byproduct of volatile times, and stock selection rather than economic forecasting drives our portfolios. We look for stocks of companies selling at prices that appear to have overly discounted risks going forward. Our bias is toward quality businesses with strong cash flows and balance sheets that may help them withstand a considerable amount of uncertainty. Some of the sectors that finished 2007 on the downside, including Consumer Discretionary and Financials, may present opportunities if their share prices start to discount very dire circumstances.

We still believe that our strategy is appropriate in this type of environment because it focuses on analyzing individual stocks and selecting those we believe will do well even in a difficult macro environment.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

Hansberger Global Investors, Inc.

Unless otherwise indicated, all returns are expressed in U.S. dollars.

PERFORMANCE IN PERSPECTIVE

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger International Value Fund Growth of a $1,000,000 Investment in Institutional Class December 31, 1997 through December 31, 20072

Average Annual Total Returns — December 31, 20072

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION
Institutional Class (Inception 12/30/1996)	14.75%	18.70%	22.61%	8.25%	—
Advisor Class (Inception 9/13/2005)	14.51	—	—	—	20.38

COMPARATIVE PERFORMANCE	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE ADVISOR CLASS INCEPTION[5]
MSCI ACWI ex USA[1]	17.12%	20.37%	24.52%	10.09%	21.67%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call: 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.98%	0.99%
Advisor	2.59	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements or recoupments.
[4]	After reductions and reimbursements or recoupments. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

Emerging Markets held onto their lead versus the global markets in 2007, despite mounting risk aversion during the year. For the 12-month period, the MSCI Emerging Markets Index was up 39.78%, while the MSCI ACWI ex USA Index returned 17.12%.

Top-performing emerging economies included Brazil and India, according to MSCI data. Peru, which is rich in mineral commodities, topped the Emerging Markets list in 2007, but its impact on the MSCI Emerging Markets Index was minimal due to its small size. The MSCI China Index had a weak fourth quarter but still generated strong results for the year.

Meanwhile, returns in developed markets lagged. MSCI Europe gained ground in 2007, although its progress was diluted by the beleaguered Financial sector, which makes up a large part of that Index. U.S. stocks were even weaker than European equities in 2007, while Japan had a negative return for the year.

Economic growth and commodity prices were strong in some parts of the world and weak in others. The mortgage market crisis and the ensuing credit crunch in the U.S. has impacted many other countries, including Emerging Markets. Lenders have tightened credit standards around the world and companies needing access to credit have to pay higher rates.

In spite of slowing growth in the U.S. and political and economic difficulties in a number of Emerging Markets, many proved resilient in 2007. They have begun to “decouple” from the U.S. market, becoming more dependent on trade with one another than with the U.S. China and India are good examples. Trade between these two countries has ballooned, and this may (at least in part) offset some of the effects of slowing trade with the U.S.

Emerging Markets Fund lagged its benchmark

Institutional Class shares of Emerging Markets Fund returned 30.73% in 2007, trailing the 39.78% return on the Fund’s benchmark, MSCI Emerging Markets Index. For the same period, the Fund’s Advisor Class shares returned 30.46%.

The Fund held substantial positions in China, Korea and India – three strong performing Asian markets. Although these positions were positive for the Fund in absolute terms, we trimmed China and India in the second half of the year, and this limited the Fund’s participation relative to the benchmark. Prices of stocks in China and India became progressively more expensive. Korea was a similar situation; the Fund’s holdings, while up in absolute terms underperformed the Korean market. Latin America was another strong region, but the Fund’s Mexican holdings proved disappointing. In the EMEA (Europe, Middle East and Africa), the Fund was overweight in Russia, which provided strong returns. Russia is now the largest market in the MSCI EMEA Index. As of December 31, 2007, it was the Fund’s largest country position.

Years like 2007, when market momentum is strong, are typically difficult for value-oriented investors because it becomes increasingly hard to find attractively priced opportunities. In Asia the Fund was overweight the Consumer Discretionary sector which did not perform as well as expected on an absolute or relative basis. On the total Fund level, the underweighted Materials sector which did well because, we believe, prices of many commodities are approaching their peak for this cycle. Our stock selection in that sector was favorable. We were also underweight the Information Technology sector, although this was a positive for the Fund because that sector was relatively weak.

An average cash position of 2% lowered the return during this period of strong performance.

Market outlook

Going into 2008, we believe Emerging Markets will continue to grow faster than the developed world. We think some consumer stocks in Asia are attractive, although many have reached high valuations. A drive to expand infrastructure in Asia, including Korea and India, may provide some good opportunities. Certain industries in South Africa and Brazil also look promising as these countries focus on expanding infrastructure. Oil exploration is also a major area of interest where we believe we can find attractive opportunities. Valuations below historical levels make some technology stocks look attractive, but our policy is to remain highly selective, seeking out quality companies with strong secular growth profiles.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

Hansberger Global Investors, Inc.

Unless otherwise indicated, all returns are expressed in U.S. dollars.

PERFORMANCE IN PERSPECTIVE

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger Emerging Markets Fund Growth of a $1,000,000 Investment in Institutional Class December 31, 1997 through December 31, 20072

Average Annual Total Returns — December 31, 20072

	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE INCEPTION
Institutional Class (Inception 12/30/1996)	30.73%	29.81%	32.48%	12.80%	—
Advisor Class (Inception 9/13/2005)	30.46	—	—	—	31.15

COMPARATIVE PERFORMANCE	1 YEAR	3 YEARS	5 YEARS	10 YEARS	SINCE ADVISOR CLASS INCEPTION[5]
MSCI Emerging Markets Index[1]	39.78%	35.60%	37.46%	14.53%	35.68%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call: 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.35%	1.25%
Advisor	1,433.82	1.40

NOTES TO CHARTS

[1]	MSCI Emerging Markets Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market conditions the world over were generally strong in 2007, although the first half was considerably better than the second. For the 12 months ended December 31, 2007, HIS International Growth Fund’s benchmark, the MSCI ACWI ex USA returned 17.12%.

Growth style investing overtook value in the first half and extended its lead in the second half. The rotation from value to growth coincided with the credit crunch and growing concern that a slowdown in the United States might spread to global economies. This concern may have encouraged investors to be willing to pay a higher premium for growth. The trend worked particularly well for us, given our focus on stocks of companies able to generate earnings growth from internal resources rather than waiting for business cycles to turn in their favor.

On a regional basis, Emerging Markets were once again the strongest group, posting the largest annual gain in four years; the MSCI Emerging Markets Index was up 39.78% in 2007. Brazil and India were among the top-performing emerging economies, according to MSCI data. In absolute terms, Peru topped the list in Emerging Markets, but its impact on the MSCI Emerging Markets Index was minimal due to its small size. China had a weak fourth quarter but still achieved a strong gain for the year. Meanwhile, the MSCI Japan Index turned in its worst performance since 2002. The MSCI Europe Index had a positive showing in 2007, although its progress was limited somewhat by poor performance from Financials, which make up a large portion of that Index.

International Growth Fund outperformed its benchmark

HIS International Growth Fund Institutional Class shares were up 19.15% for the year, outperforming the 17.12% return on its benchmark, MSCI ACWI ex USA. The Fund’s Advisor Class shares also outperformed, with a total return of 18.81% for the period.

In terms of regions, Europe was the Fund’s largest overweighting versus the benchmark, averaging just under 58% of assets. While Europe was not the strongest performing region in 2007, good stock selection within Europe enabled the Fund to outperform the MSCI ACWI ex USA. Emerging Markets averaged about 14% of portfolio assets during 2007, ending the year just shy of 17%. The benchmark’s weighting in Emerging Markets also increased, reflecting good performance in those markets. A 1% average underweighting to the Canadian market lowered the Fund’s relative return, as the Canadian dollar was strong during 2007.

From a sector point of view, the Fund’s Consumer Discretionary stocks outperformed the Consumer Discretionary stocks in the benchmark. The Fund’s Industrial stocks also performed better than the Industrial stocks in the benchmark. However, Information Technology stocks held by the Fund underperformed the benchmark’s stocks in the same sector.

Market outlook

Looking ahead, we believe Emerging Markets are going to continue to grow faster than the developed world. We believe growth should continue to outperform value, at least for the first quarter of 2008, especially if global economic growth slows. We believe visibility is going to be important, both in terms of corporate earnings and the economy. The greatest challenge will be to achieve a soft landing going forward if the global economy slows significantly.

Countries such as India and China have a strong domestic growth story. Although Chinese exports may decline as the U.S. economy slows, we believe China still has a strong domestic growth story and Europe has emerged as a stronger trading partner for the Chinese economy.

We continue to actively pursue a disciplined, consistent approach that seeks to identify quality companies with strong secular growth profiles and compelling competitive advantages.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

Hansberger Global Investors, Inc.

Unless otherwise indicated, all returns are expressed in U.S. dollars.

PERFORMANCE IN PERSPECTIVE

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger International Growth Fund

Growth of a $1,000,000 Investment in Institutional Class

June 23, 2003 (Inception) through December 31, 20072

Average Annual Total Returns — December 31, 20072

	1 YEAR	3 YEARS	SINCE INCEPTION
Institutional Class (Inception 6/23/2003)	19.15%	19.81%	21.98%

Advisor Class (Inception 9/13/2005)	18.81	—	20.80

			SINCE INCEPTION[5]
COMPARATIVE PERFORMANCE	1 YEAR	3 YEARS	INSTITUTIONAL CLASS	ADVISOR CLASS
MSCI ACWI ex USA[1]	17.12%	20.37%	24.64%	21.67%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call: 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.92%	0.93%
Advisor	8.16	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements or recoupments.
[4]	After reductions and reimbursements or recoupments. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

Global equity markets provided strong returns for 2007, although the first half was stronger than the second. For the 12 months ended December 31, 2007, the MSCI All Country World Index, one of the broadest benchmarks of global equities, closed up 12.18%, while the MSCI ACWI ex USA closed up 17.12%.

In a break with a pattern going back several years, growth style investing overtook value in the first half of 2007 and extended its lead into the second half. The rotation from value to growth coincided with the credit crunch and growing concern that a slowdown in the U.S. economy might spread to global economies. This concern may have encouraged investors to pay a higher premium for growth.

On a regional basis, Emerging Markets were once again the strongest group, posting the largest annual gain in four years. The MSCI Emerging Markets Index was up 39.78% in 2007. Brazil and India were among the top-performing countries, according to MSCI data. In absolute terms, Peru topped the list in Emerging Markets, but its impact on the MSCI Emerging Market Index was minimal due to its small size. China had a weak fourth quarter but still achieved a strong gain for the year.

Among developed markets, Japan experienced its worst performance since 2002. MSCI Europe gained ground in 2007, but was held back in part by poor performance from financials, which make up a large portion of that Index.

International Core Fund underperformed its benchmark

HIS International Core Fund’s Institutional Class shares were up 16.74% for the year, underperforming the 17.12% return on its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares had a total return of 16.53%.

Emerging Markets averaged almost 18% of the Fund’s assets during 2007, ending the year at just over 20%. The benchmark’s weighting in Emerging Markets also increased, reflecting good performance in those markets. On average during the year, European investments accounted for over half the Fund’s assets. Although European markets lagged Emerging Markets, the Fund’s European stock selection was a positive for 2007. A 3% average underweighting to Canada was a negative, as that currency was strong for the year. Our underweight to Japan was another plus, since Japanese markets were negative for the year.

From a sector standpoint, the Fund’s Telecommunications holdings outperformed the corresponding sector in the benchmark. Although the Fund’s average weighting in Energy was slightly below the benchmark, the results were strong, as oil prices rose during the year. The Fund’s Financial stocks declined, which hurt results. The Fund was overweight Information Technology, which hurt performance as that sector underperformed the broader market.

Market outlook

We believe 2008 will be challenging for investors because there are so many unknowns. It is possible that global growth will decelerate, influenced to a large extent by what happens in the U.S. On a global basis, we still expect some deceleration of GDP growth, but not a retreat. Markets are likely to be volatile as investors try to sort out the possible impact of decelerating GDP growth and the effects of elections in the U.S. Further, there is an increasing sensitivity to the possibility of a U.S. recession. We think we will see good growth from many other countries on an individual basis, especially from many Emerging Markets. We still expect strong GDP growth from many of the Emerging Market countries, notably China and India. Although Chinese exports may decline as the U.S. economy slows, we believe China still has a strong domestic growth story and Europe has emerged as a stronger trading partner for the Chinese economy.

We believe visibility is going to be important, both in terms of corporate earnings and the economy. The greatest challenge will be to achieve a soft landing going forward if the global economy slows significantly.

Opportunity is a byproduct of volatile times, and stock selection rather than economic forecasting drives our portfolios. We still believe that our strategy of focusing on stocks with good growth prospects and fundamentals or attractive valuations and improving profitability is appropriate in this type of environment.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

Hansberger Global Investors, Inc.

Unless otherwise noted, all total returns are expressed in U.S. dollars.

PERFORMANCE IN PERSPECTIVE

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Hansberger International Core Fund

Growth of a $1,000,000 Investment in Institutional Class

September 13, 2005 (Inception) through December 31, 20072

Average Annual Total Returns — December 31, 20072

	1 YEAR	SINCE INCEPTION
Institutional Class (Inception 9/13/2005)	16.74%	21.15%
Advisor Class (Inception 9/13/2005)	16.53	20.92

COMPARATIVE PERFORMANCE	1 YEAR	SINCE INCEPTION[5]
MSCI ACWI ex USA[1]	17.12%	21.67%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call: 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.22%	1.00%
Advisor	12.16	1.15

NOTES TO CHARTS

[1]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[3]	Before reductions and reimbursements.
[4]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.
[5]	The since-inception comparative performance figure shown is calculated from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Hansberger Fund, contact your financial professional or call Hansberger Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2007 through December 31, 2007. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypo-thetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2007	ENDING ACCOUNT VALUE 12/31/2007	EXPENSES PAID DURING PERIOD* 7/1/2007 – 12/31/2007
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,024.50	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
ADVISOR CLASS
Actual	$1,000.00	$1,023.70	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.94%, and 1.14%, for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 7/1/2007	ENDING ACCOUNT VALUE 12/31/2007	EXPENSES PAID DURING PERIOD* 7/1/2007 – 12/31/2007
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,121.10	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
ADVISOR CLASS
Actual	$1,000.00	$1,119.80	$7.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25% and 1.40% for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2007	ENDING ACCOUNT VALUE 12/31/2007	EXPENSES PAID DURING PERIOD* 7/1/2007 – 12/31/2007
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,053.20	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43
ADVISOR CLASS
Actual	$1,000.00	$1,052.00	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.87%, and 1.15%, for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL CORE FUND	BEGINNING ACCOUNT VALUE 7/1/2007	ENDING ACCOUNT VALUE 12/31/2007	EXPENSES PAID DURING PERIOD* 7/1/2007 – 12/31/2007
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,038.30	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
ADVISOR CLASS
Actual	$1,000.00	$1,037.00	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.15% for the Institutional Class and Advisor Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE ADVISORY AGREEMENT

In connection with the integration of the funds comprising Hansberger International Series (the “Funds”) with the Natixis Funds, in September 2007 the Board of Trustees, including the Independent Trustees, considered the continuation of the Funds’ advisory agreement (the “Agreement”) through June 30, 2008. In connection with this, the Contract Review and Governance Committee of the Board met to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement with respect to each Fund. After the Committee recommended that the Board approve such continuance, the full Board, including the Independent Trustees, met and approved the continuation of the Agreement with respect to each Fund.

In connection with these meetings, the Trustees received materials that the Funds’ investment adviser (the “Adviser”) believed to be reasonably necessary for the Trustees to evaluate the Agreement. These materials included, among other items, (i) information on the investment performance of each Fund and the performance of peer groups of funds, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about applicable expense caps, (iii) information about the profitability of the Agreement to the Funds’ adviser (the “Adviser”), and (iv) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser, and (ix) the Trustees’ familiarity with the Adviser as a result of the Adviser’s serving as sub-adviser for another Natixis Fund and information provided to the Trustees in connection with the annual approval of the continuance of such other fund’s advisory arrangements.

In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement with respect to each Fund included the following:

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by affiliates of the Adviser to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of each Fund over various time periods, including information which compared the performance of each Fund to the performance of peer groups of funds. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the fact that the difference between the Fund’s performance and the median performance for the relevant peer group was relatively small.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and management’s historical responsiveness to Trustee concerns about performance and the willingness of management to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and the Adviser supported the renewal of the Agreement with respect to each Fund.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees also noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreement with respect to each Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement with respect to each Fund, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement with respect to each Fund.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2008 with respect to each Fund.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

Shares	Description	Value (†)

Common Stocks — 94.9% of Net Assets
	Australia — 1.5%
166,420	Westpac Banking Corp.	$4,046,836

	Brazil — 3.4%
161,905	Companhia Energetica de Minas Gerais, ADR	2,988,766
53,610	Petroleo Brasileiro SA, ADR	6,178,016

		9,166,782

	Canada — 2.0%
53,365	Bank of Nova Scotia	2,718,671
52,976	IGM Financial, Inc.	2,685,434

		5,404,105

	China — 3.0%
36,182	China Medical Technologies, Inc., Sponsored ADR	1,606,119
1,126,000	Cosco Pacific, Ltd.	2,937,379
5,541,024	Denway Motors, Ltd.	3,482,486

		8,025,984

	France — 12.7%
102,074	Axa	4,069,580
31,588	BNP Paribas	3,427,295
84,289	Carrefour SA	6,560,449
14,783	PPR	2,374,579
30,795	Schneider Electric SA	4,170,986
103,192	Societe Television Franciase 1	2,751,289
49,992	Suez SA	3,402,750
58,594	Total SA	4,851,603
64,177	Vivendi SA	2,946,558

		34,555,089

	Germany — 7.6%
67,360	Adidas AG	5,008,363
76,138	Commerzbank AG	2,896,794
20,000	Merck KGaA	2,586,548
78,787	SAP AG	4,055,424
38,041	Siemens AG, (Registered)	6,048,602

		20,595,731

	Greece — 1.0%
73,621	Folli - Follie SA	2,733,634

	India — 1.2%
74,911	Infosys Technologies, Ltd., ADR	3,397,963

	Ireland — 1.7%
135,633	Anglo Irish Bank Corp. PLC	2,174,546
62,496	Ryanair Holdings PLC, Sponsored ADR(b)	2,464,842

		4,639,388

	Italy — 4.5%
135,859	ENI SpA	4,958,354
89,725	Saipem SpA	3,583,056
459,251	UniCredito Italiano SpA	3,777,521

		12,318,931

	Japan — 16.2%
419,000	Bank of Yokohama (The), Ltd.	2,919,340
53,400	Canon, Inc.	2,443,934
608,000	Isuzu Motors, Ltd.	2,729,588
92,100	Millea Holdings, Inc.	3,092,023
56,200	Nidec Corp.	4,060,572
12,600	Nintendo Co., Ltd.	7,398,110
159,200	Nomura Holdings, Inc.	2,667,371
109,300	Promise Co., Ltd.	2,691,176

Shares	Description	Value (†)

	Japan — continued
166,000	Shionogi & Co., Ltd.	$2,943,029
281,200	Sumitomo Corp.	3,934,373
563,000	Sumitomo Trust & Banking Co., Ltd.	3,710,588
139,400	THK Co., Ltd.	2,817,487
202,000	Yaskawa Electric Corp.	2,724,979

		44,132,570

	Kazakhstan — 0.2%
38,348	Eurasian Natural Resources Corp., 144A(b)	488,548

	Korea — 3.9%
38,257	Hyundai Motor Co., Ltd.	2,899,503
38,410	Kookmin Bank	2,831,355
8,338	Samsung Electronics Co., Ltd.	4,906,893

		10,637,751

	Malaysia — 0.3%
219,700	Bumiputra Commerce Holdings Bhd	723,340

	Mexico — 2.2%
70,650	America Movil SAB de CV, Series L, ADR	4,337,203
62,067	Cemex SAB de CV, Sponsored ADR(b)	1,604,432

		5,941,635

	Norway — 1.2%
65,700	Norske Skogindustrier ASA	541,678
127,000	Subsea 7, Inc.(b)	2,822,123

		3,363,801

	Russia — 6.4%
62,714	Evraz Group SA, GDR, 144A	4,860,335
56,713	LUKOIL, ADR	4,905,674
16,446	MMC Norilsk Nickel, ADR	4,452,755
57,791	OAO Gazprom, Sponsored ADR	3,276,750

		17,495,514

	Singapore — 1.3%
247,600	DBS Group Holdings, Ltd.	3,514,180

	Spain — 1.9%
243,342	Banco Santander Central Hispano SA	5,255,688

	Switzerland — 6.6%
44,678	Credit Suisse Group	2,689,417
40,585	Lonza Group AG	4,908,391
8,092	Nestle SA	3,715,766
63,359	Novartis AG	3,464,934
25,389	Synthes, Inc.	3,156,711

		17,935,219

	Taiwan — 1.1%
1,615,887	Taiwan Semiconductor Manufacturing Co., Ltd.	3,063,700

	Thailand — 0.7%
656,300	Bangkok Bank Public Co., Ltd.	2,317,898

	United Kingdom — 14.3%
64,248	AstraZeneca PLC	2,765,412
121,538	BHP Billiton PLC	3,706,096
261,294	British Sky Broadcasting PLC	3,214,118
111,129	GlaxoSmithKline PLC	2,822,289
207,803	HBOS PLC	3,021,665
215,873	HSBC Holdings PLC	3,629,722
395,207	Man Group PLC	4,486,282
767,818	Old Mutual PLC	2,558,168
194,245	Smith & Nephew PLC	2,228,568
498,344	Tesco PLC	4,740,506

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2007

Shares	Description	Value (†)

	United Kingdom — continued
1,546,653	Vodafone Group PLC	$5,805,996

		38,978,822

	Total Common Stocks (Identified Cost $199,323,810)	258,733,109

Preferred Stocks — 2.5%
	Brazil — 2.0%
198,625	Companhia Vale do Rio Doce, Sponsored ADR	5,557,528

	Germany — 0.5%
17,689	Fresenius SE-PFD	1,469,436

	Total Preferred Stocks (Identified Cost $3,599,298)	7,026,964

Principal Amount
Short-Term Investments — 3.2%
$8,796,334	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2007 at 3.250% to be repurchased at $8,797,922 on 1/02/2008, collateralized by $8,725,000 Federal Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at $8,975,945 including accrued interest (Note 2g of Notes to Financial Statements)	8,796,334

	Total Short Term Investments (Identified Cost $8,796,334)	8,796,334

	Total Investments — 100.6% (Identified Cost $211,719,442)(a)	274,556,407
	Other assets less liabilities — (0.6)%	(1,803,260)

	Net Assets — 100%	$272,753,147

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2007, the net unrealized appreciation on investments based on a cost of $217,645,064 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$62,325,021
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,413,678)

	Net unrealized appreciation	$56,911,343

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,348,883 or 2.0% of net assets
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

Commercial Banks	17.2%
Oil, Gas & Consumable Fuels	8.9
Metals & Mining	6.8
Pharmaceuticals	5.3
Capital Markets	4.6
Software	4.2
Food & Staples Retailing	4.1
Wireless Telecommunication Services	3.7
Insurance	3.6
Automobiles	3.3
Media	3.3
Health Care Equipment & Supplies	3.1
Semiconductors & Semiconductor Equipment	2.9
Textiles, Apparel & Luxury Goods	2.8
Electronic Equipment & Instrument	2.5
Energy Equipment & Services	2.3
Industrial Conglomerates	2.2
Other, less than 2% each	16.6

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

Shares	Description	Value (†)

Common Stocks — 90.0% of Net Assets
	Argentina — 0.8%
41,157	Tenaris SA, ADR	$1,840,953

	Bahamas — 1.1%
138,356	Ultrapetrol Bahamas Limited(b)	2,353,435

	Brazil — 9.6%
76,000	Banco Bradesco SA	2,198,876
148,500	Banco do Brasil SA	2,536,180
129,524	Companhia Energetica de Minas Gerais	2,458,773
12,800	Companhia Siderurgica Nacional SA	1,133,303
92,611	Petroleo Brasileiro SA, ADR	10,672,492
412,199	Tim Participacoes SA	1,945,209

		20,944,833

	China — 13.6%
4,883,000	China Construction Bank Corp.	4,095,377
335,100	China Mobile, Ltd.	5,835,597
4,136,000	China Petroleum & Chemical Corp., Class H	6,120,996
159,000	China Railway Group, Ltd., Class H, 144A(b)	219,004
4,572,400	Denway Motors, Ltd.	2,873,714
3,529,000	Industrial and Commerial Bank of China, Ltd., 144A	2,500,759
1,402,000	Lianhua Supermarkets Holdings, Ltd., Class H	1,868,646
227,500	Ping An Insurance (Group), Co. of China, Ltd.	2,405,586
529,000	Weichai Power Co., Ltd., Class H	3,840,932

		29,760,611

	Columbia — 0.9%
54,964	Bancolombia SA, Sponsored ADR	1,869,875

	Hong Kong — 2.2%
2,970,000	Peace Mark Holdings, Ltd.	4,739,738

	India — 6.4%
95,949	Bharti Airtel Limited(b)	2,384,515
29,829	HDFC Bank, Ltd., ADR	3,891,193
93,817	Infosys Technologies, Ltd.	4,172,948
35,155	Larsen & Toubro, Ltd.	3,677,952

		14,126,608

	Indonesia — 1.9%
19,033,000	PT Bank Niaga Tbk	1,798,060
2,078,000	PT United Tractors Tbk	2,371,416

		4,169,476

	Israel — 1.0%
45,873	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,132,177

	Kazakhstan — 0.5%
88,574	Eurasian Natural Resources Corp., 144A(b)	1,128,419

	Korea — 11.9%
23,724	Hite Brewery Co., Ltd.	3,586,811
3,763	Hyundai Mipo Dockyard Co., Ltd.	1,142,292
22,134	Hyundai Motor Co.,Ltd.	1,677,539
50,776	Kookmin Bank	3,742,902
20,075	Kookmin Bank, Sponsored ADR	1,471,899
6,881	POSCO	4,157,365
8,142	Samsung Electronics Co., Ltd.	4,791,547
2,917	Shinsegae Co., Ltd.	2,247,834
161,944	Woongjin Thinkbig Co., Ltd.(b)	3,263,110

		26,081,299

	Malaysia — 0.9%
586,100	Bumiputra Commerce Holdings Bhd	1,929,675

Shares	Description	Value (†)

	Mexico — 4.8%
92,268	America Movil SAB de CV, Series L, ADR	$5,664,333
354,441	Corporacion GEO, SA de CV, Series B(b)	1,019,713
52,578	Fomento Economico Mexicano, SAB de CV, Sponsored ADR	2,006,902
463,622	Grupo Financiero Banorte SAB, de CV	1,915,776

		10,606,724

	Russia — 16.4%
57,301	Evraz Group SA, GDR, 144A	4,440,827
140,880	Gazprom, Sponsored ADR	7,960,681
76,528	LUKOIL, Sponsored ADR	6,619,672
25,761	MMC Norilsk Nickel, ADR	6,974,791
31,557	Mobile Telesystems, Sponsored ADR	3,212,187
67,900	PIK Group, Sponsored GDR, 144A(b)	2,070,950
462,902	Sberbank(b)	1,950,033
10,227	Uralkali, GDR, 144A(b)	380,956
17,806	Wimm-Bill-Dann Foods, ADR	2,333,298

		35,943,395

	South Africa — 8.9%
589,277	FirstRand, Ltd.	1,699,735
158,987	Impala Platinum Holdings, Ltd.	5,524,367
155,020	Massmart Holdings, Ltd.	1,626,198
122,777	MTN Group, Ltd.	2,299,572
76,180	Naspers, Ltd.	1,803,068
851,096	Network Healthcare Holdings, Ltd.(b)	1,438,168
45,976	Sasol, Ltd.	2,278,270
195,528	Standard Bank Group, Ltd.	2,864,969

		19,534,347

	Taiwan — 6.7%
1,397,105	Asustek Computer, Inc.	4,157,217
3,226,544	Chinatrust Financial Holding Co., Ltd.	2,276,554
248,400	HON HAI Precision Industry Co., Ltd.	1,531,008
542,892	President Chain Store Corp.	1,421,820
2,772,134	Taiwan Semiconductor Manufacturing Co., Ltd.	5,255,929

		14,642,528

	Thailand — 1.0%
651,800	Bangkok Bank Public Co., Ltd.	2,302,005

	Turkey — 1.4%
430,517	Akbank T.A.S	3,179,697

	Total Common Stocks (Identified Cost $144,675,723)	197,285,795

Preferred Stocks — 6.4%
	Brazil — 6.4%
22,500	Banco Daycoval SA(b)	215,520
337,643	Companhia Vale do Rio Doce, Sponsored ADR	9,447,251
44,700	Usinas Siderurgicas de Minas Gerais SA	2,046,657
186,251	Net Servicos de Comunicacao SA(b)	2,270,589

	Total Preferred Stocks (Identified Cost $8,674,513)	13,980,017

Principal Amount

Short-Term Investments — 2.8%
$6,211,642	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2007 at 3.250% to be repurchased at $6,212,764 on 1/02/2008, collateralized by $6,160,000 Federal Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at $6,337,100 including accrued interest (Note 2g of Notes to Financial Statements)	6,211,642

	Total Short Term Investments (Identified Cost $6,211,642)	6,211,642

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2007

	Total Investments — 99.2% (Identified Cost $159,561,878)(a)	$217,477,454
	Other assets less liabilities — 0.8%	1,779,969

	Net Assets — 100%	$219,257,423

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2007, the net unrealized appreciation on investments based on a cost of $159,896,984 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$62,165,925
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,585,455)

	Net unrealized appreciation	$57,580,470

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $10,740,915 or 4.9% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

Commercial Banks	18.6%
Metals & Mining	15.4
Oil, Gas & Consumable Fuels	15.3
Wireless Telecommunication Services	9.7
Semiconductors & Semiconductor Equipment	4.6
Machinery	3.4
Media	3.3
Food & Staples Retailing	3.3
Beverages	2.6
Construction & Engineering	2.6
Textiles, Apparel & Luxury Goods	2.2
Automobiles	2.1
Other, less than 2% each	13.3

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

Shares	Description	Value (†)

Common Stocks — 98.4% of Net Assets
	Australia — 5.0%
389,094	BHP Billiton, Ltd.	$13,601,992
147,896	Rio Tinto, Ltd.	17,205,264
338,632	Woodside Petroleum, Ltd.	14,842,862

		45,650,118

	Austria — 1.1%
141,886	Erste Bank Der Oesterreichischen Sparkassen AG	10,018,287

	Brazil — 6.1%
400,600	Banco Itau Holding Financeira SA, ADR	10,359,516
134,421	Companhia de Bebidas das Americas, ADR	9,547,923
520,234	Companhia Vale do Rio Doce, ADR	16,996,045
162,453	Petroleo Brasileiro SA, ADR	18,721,084

		55,624,568

	Canada — 4.6%
354,112	Cameco Corp.	14,097,199
397,170	Manulife Financial Corp.	16,184,677
106,309	Suncor Energy, Inc.	11,558,978

		41,840,854

	China — 1.2%
194,082	Focus Media Holding Ltd.(b)	11,025,798

	Denmark — 2.3%
196,676	Vestas Wind Systems A/S(b)	21,237,222

	France — 7.3%
348,277	Axa	13,885,426
125,201	Electricite de France	14,912,973
169,418	Iliad SA	18,219,845
80,326	LVMH Moet Hennessy Louis Vuitton SA	9,707,323
112,820	Total SA, ADR	9,318,932

		66,044,499

	Germany — 5.4%
232,034	Adidas AG	17,252,235
44,542	E.ON AG	9,469,307
204,909	SAP AG, ADR	10,460,604
42,016	Wacker Chemie AG	12,119,644

		49,301,790

	Greece — 1.6%
212,288	National Bank of Greece SA	14,557,655

	Hong Kong — 3.2%
1,313,400	Esprit Holdings, Ltd.	19,490,215
4,273,000	Foxconn International Holdings, Ltd.(b)	9,513,262

		29,003,477

	India — 3.0%
116,740	HDFC Bank, Ltd., ADR	15,228,733
118,720	Infosys Technologies, Ltd.	5,280,625
144,926	Infosys Technologies, Ltd., ADR	6,573,843

		27,083,201

	Israel — 1.4%
266,633	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	12,393,102

	Italy — 3.6%
417,081	Saipem SpA	16,655,611
1,974,412	UniCredito Italiano SpA	16,240,320

		32,895,931

Shares	Description	Value (†)

	Japan — 11.7%
247,500	Denso Corp.	$10,071,817
329,000	NGK Insulators, Ltd.	8,820,919
17,000	Nintendo Co., Ltd.	9,981,578
248,700	Nitto Denko Corp.	13,070,894
64,650	Orix Corp.	10,873,299
158,900	Shin-Etsu Chemical Co., Ltd.	9,882,177
77,900	SMC Corp.	9,267,263
1,315,000	Toshiba Corp.	9,704,651
211,100	Toyota Motor Corp.	11,242,906
119,500	Yamada Denki Co., Ltd.	13,480,211

		106,395,715

	Korea — 2.2%
131,451	Hyundai Motor Co., Ltd.	9,962,689
33,667	Samsung Electronics Co., Ltd., GDR, 144A	9,856,014

		19,818,703

	Luxembourg — 1.8%
136,238	Millicom International Cellular SA(b)	16,067,910

	Mexico — 1.0%
258,979	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V	8,934,775

	Netherlands — 1.4%
294,680	Koninklijke (Royal) Philips Electronics NV	12,597,570

	Norway — 1.7%
310,641	Renewable Energy Corp. A/S(b)	15,581,291

	Singapore — 2.4%
1,268,000	Keppel Corp., Ltd.	11,298,728
2,064,000	Keppel Land, Ltd.	10,327,075

		21,625,803

	South Africa — 1.0%
513,237	MTN Group, Ltd.	9,612,755

	Spain — 5.5%
658,998	Banco Bilbao Vizcaya Argentaria SA	16,042,728
768,616	Banco Santander Central Hispano SA	16,600,529
532,655	Telefonica SA	17,266,683

		49,909,940

	Switzerland — 11.2%
587,050	ABB, Ltd.	16,925,690
124,027	Holcim, Ltd.	13,221,345
25,811	Nestle SA	11,852,156
35,443	Nobel Biocare Holding AG	9,439,177
186,646	Novartis AG	10,207,171
86,535	Roche Holding AG	14,958,935
44,804	Syngenta AG	11,369,473
308,585	UBS AG	14,228,143

		102,202,090

	Taiwan — 1.0%
927,759	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	9,240,480

	United Kingdom — 11.7%
4,478,518	ARM Holdings PLC	11,045,102
823,218	Autonomy Corp. PLC(b)	14,470,068
788,473	British Sky Broadcasting PLC	9,698,825
955,508	ICAP PLC	13,769,433
1,926,513	Michael Page International PLC	10,967,998
1,185,221	Prudential PLC	16,688,834

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2007

Shares	Description	Value (†)

	United Kingdom — continued
168,712	Reckitt Benckiser PLC	$9,803,842
856,934	Smith & Nephew PLC	9,831,584
1,095,095	Tesco PLC	10,417,111

		106,692,797

	Total Common Stocks (Identified Cost $747,738,505)	895,356,331

Investment Companies — 0.9%
	United States — 0.9%
83,499	iShares MSCI EAFE Index Fund	6,554,672
10,538	iShares MSCI Emerging Markets Index	1,583,861

	(Identified Cost $8,131,094)	8,138,533

Principal Amount
Short-Term Investments — 1.1%
$9,971,341	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2007 at 3.250% to be repurchased at $9,973,141 on 1/02/2008, collateralized by $9,890,000 Federal Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at $10,174,338 including accrued interest (Note 2g of Notes to Financial Statements)	9,971,341

	Total Short-Term Investments (Identified Cost $9,971,341)	9,971,341

	Total Investments — 100.4% (Identified Cost $765,840,940)(a)	913,466,205
	Other assets less liabilities — (0.4)%	(3,577,590)

	Net Assets — 100%	$909,888,615

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2007, the net unrealized appreciation on investments based on a cost of $766,364,843 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$174,529,431
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(27,428,069)

	Net unrealized appreciation	$147,101,362

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $9,856,014 or 1.1% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

Commercial Banks	10.9%
Oil, Gas & Consumable Fuels	7.5
Electrical Equipment	5.9
Metals & Mining	5.3
Chemicals	5.1
Insurance	5.1
Pharmaceuticals	4.1
Diversified Telecommunication	3.9
Software	3.8
Specialty Retail	3.6
Semiconductors & Semiconductor Equipment	3.3
Capital Markets	3.1
Textiles, Apparel & Luxury Goods	3.0
Wireless Telecommunication Services	2.8
Electric Utilities	2.7
Industrial Conglomerates	2.6
Automobiles	2.3
Media	2.3
Food & Staples Retailing	2.1
Health Care Equipment & Supplies	2.1
Machinery	2.0
Other, less than 2% each	15.8

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2007

Shares	Description	Value (†)

Common Stocks — 97.0% of Net Assets
	Australia — 3.4%
15,470	BHP Billiton, Ltd.	$540,802
5,886	Rio Tinto, Ltd.	684,739
24,040	Westpac Banking Corp.	584,581
13,454	Woodside Petroleum, Ltd.	589,713

		2,399,835

	Austria — 0.6%
5,649	Erste Bank Der Oesterreichischen Sparkassen AG	398,865

	Brazil — 4.7%
15,935	Banco Itau Holding Financeira SA, ADR	412,079
5,345	Companhia de Bebidas das Americas, ADR	379,655
21,067	Companhia Energetica de Minas Gerais, ADR	388,897
20,710	Companhia Vale do Rio Doce, ADR	676,596
13,205	Petroleo Brasileiro SA, ADR	1,521,744

		3,378,971

	Canada — 3.3%
6,926	Bank of Nova Scotia	352,844
14,010	Cameco Corp.	557,738
6,736	IGM Financial, Inc.	341,458
15,761	Manulife Financial Corp.	642,261
4,219	Suncor Energy, Inc.	458,732

		2,353,033

	China — 2.1%
4,732	China Medical Technologies, Inc., Sponsored ADR	210,053
144,000	Cosco Pacific, Ltd.	375,651
778,000	Denway Motors, Ltd.	488,966
7,695	Focus Media Holding, Ltd.(b)	437,153

		1,511,823

	Denmark — 1.2%
7,824	Vestas Wind Systems A/S(b)	844,841

	France — 10.0%
27,068	Axa	1,079,172
4,179	BNP Paribas	453,421
10,789	Carrefour SA	839,738
4,971	Electricite de France	592,107
6,729	Iliad SA	723,662
3,178	LVMH Moet Hennessy Louis Vuitton SA	384,058
1,949	PPR	313,066
3,994	Schneider Electric SA	540,962
13,419	Societe Television Franciase 1	357,775
6,846	Suez SA	465,979
12,069	Total SA, ADR	996,899
8,349	Vivendi SA	383,328

		7,130,167

	Germany — 6.6%
17,828	Adidas AG	1,325,551
11,185	Commerzbank AG	425,552
1,772	E.ON AG	376,714
2,600	Merck KGaA	336,251
19,055	SAP AG, ADR	972,758
4,937	Siemens AG, (Registered)	784,994
1,671	Wacker Chemie AG	482,005

		4,703,825

	Greece — 1.3%
9,484	Folli - Follie SA	352,152

Shares	Description	Value (†)

	Greece — continued
8,399	National Bank of Greece SA	$575,962

		928,114

	Hong Kong — 1.6%
51,900	Esprit Holdings, Ltd.	770,170
169,000	Foxconn International Holdings, Ltd.(b)	376,256

		1,146,426

	India — 2.1%
4,645	HDFC Bank, Ltd., ADR	605,940
3,792	Infosys Technologies, Ltd.	168,667
16,243	Infosys Technologies, Ltd., ADR	736,783

		1,511,390

	Ireland — 0.8%
17,593	Anglo Irish Bank Corp. PLC	282,061
8,108	Ryanair Holdings PLC, Sponsored ADR(b)	319,780

		601,841

	Israel — 0.7%
10,538	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	489,806

	Italy — 4.1%
17,631	ENI SpA	643,467
28,235	Saipem SpA	1,127,530
137,144	UniCredito Italiano SpA	1,128,063

		2,899,060

	Japan — 14.0%
53,000	Bank of Yokohama (The), Ltd.	369,272
6,700	Canon, Inc.	306,636
9,800	Denso Corp.	398,803
77,000	Isuzu Motors, Ltd.	345,688
11,900	Millea Holdings, Inc.	399,512
13,000	NGK Insulators, Ltd.	348,547
7,000	Nidec Corp.	505,765
2,400	Nintendo Co., Ltd.	1,409,164
9,900	Nitto Denko Corp.	520,313
20,800	Nomura Holdings, Inc.	348,501
2,570	ORIX Corp.	432,241
14,300	Promise Co., Ltd.	352,094
6,300	Shin-Etsu Chemical Co., Ltd.	391,804
22,000	Shionogi & Co., Ltd.	390,040
3,100	SMC Corp.	368,787
35,900	Sumitomo Corp.	502,290
73,000	Sumitomo Trust & Banking Co., Ltd.	481,124
18,200	THK Co., Ltd.	367,850
52,000	Toshiba Corp.	383,758
8,400	Toyota Motor Corp.	447,373
4,800	Yamada Denki Co., Ltd.	541,465
26,000	Yaskawa Electric Corp.	350,740

		9,961,767

	Kazakhstan — 0.1%
5,000	Eurasian Natural Resources Corp., 144A(b)	63,699

	Korea — 3.0%
10,172	Hyundai Motor Co., Ltd.	770,937
4,716	Kookmin Bank, Sponsored ADR	345,777
3,474	Samsung Electronics Co., Ltd., GDR, 144A	1,017,014

		2,133,728

	Luxembourg — 0.9%
5,431	Millicom International Cellular SA(b)	640,532

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2007

Shares	Description	Value (†)

	Mexico — 1.8%
9,042	America Movil SAB de CV, Series L, ADR	$555,088
14,714	Cemex SAB de CV, Sponsored ADR(b)	380,357
10,246	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V	353,487

		1,288,932

	Netherlands — 0.7%
11,659	Koninklijke (Royal) Philips Electronics NV	498,422

	Norway — 1.4%
7,900	Norske Skogindustrier ASA	65,133
12,341	Renewable Energy Corp. A/S(b)	619,006
16,600	Subsea 7, Inc.(b)	368,876

		1,053,015

	Russia — 3.2%
8,149	Evraz Group SA, GDR, 144A	631,548
7,360	LUKOIL, ADR	636,640
2,140	MMC Norilsk Nickel, ADR	579,405
7,386	OAO Gazprom, Sponsored ADR	418,786

		2,266,379

	Singapore — 1.8%
32,000	DBS Group Holdings, Ltd.	454,175
50,000	Keppel Corp., Ltd.	445,534
82,000	Keppel Land, Ltd.	410,281

		1,309,990

	South Africa — 0.5%
20,457	MTN Group, Ltd.	383,153

	Spain — 3.7%
26,073	Banco Bilbao Vizcaya Argentaria SA	634,725
62,193	Banco Santander Central Hispano SA	1,343,241
21,050	Telefonica SA	682,362

		2,660,328

	Switzerland — 8.9%
23,354	ABB, Ltd.	673,337
6,055	Credit Suisse Group	364,484
4,930	Holcim, Ltd.	525,540
4,921	Lonza Group AG	595,151
2,035	Nestle SA	934,452
1,414	Nobel Biocare Holding AG	376,576
15,608	Novartis AG	853,560
3,443	Roche Holding AG	595,177
1,781	Syngenta AG	451,947
3,290	Synthes, Inc.	409,058
12,265	UBS AG	565,511

		6,344,793

	Taiwan — 1.1%
76,774	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	764,669

	Thailand — 0.4%
83,300	Bangkok Bank Public Co., Ltd.	294,196

	United Kingdom — 13.0%
177,121	ARM Holdings PLC	436,823
8,332	AstraZeneca PLC	358,632
32,670	Autonomy Corp. PLC(b)	574,255
15,785	BHP Billiton PLC	481,337
65,330	British Sky Broadcasting PLC	803,609
14,457	GlaxoSmithKline PLC	367,157
27,026	HBOS PLC	392,985
28,193	HSBC Holdings PLC	474,042

Shares	Description	Value (†)

	United Kingdom — continued
38,093	ICAP PLC	$548,943
51,493	Man Group PLC	584,535
76,455	Michael Page International PLC	435,273
98,397	Old Mutual PLC	327,833
47,109	Prudential PLC	663,331
6,681	Reckitt Benckiser Group PLC	388,232
58,651	Smith & Nephew PLC	672,902
108,127	Tesco PLC	1,028,560
19,976	Vodafone Group PLC, ADR	745,504

		9,283,953

	Total Common Stocks (Identified Cost $58,045,645)	69,245,553

Preferred Stocks — 1.3%
	Brazil — 1.0%
25,733	Companhia Vale do Rio Doce, Sponsored ADR	720,009

	Germany — 0.3%
2,301	Fresenius SE-PFD	191,146

	Total Preferred Stocks (Identified Cost $506,276)	911,155

Principal Amount
Short-Term Investments — 2.0%
$1,399,883	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2007 at 3.250% to be repurchased at $1,400,136 on 1/02/2008, collateralized by $1,390,000 Federal Home Loan Mortgage Corp., 5.875% due 9/21/2022 valued at $1,429,963 including accrued interest (Note 2g of Notes to Financial Statements)	1,399,883

	Total Short-Term Investments (Identified Cost $1,399,883)	1,399,883

	Total Investments — 100.3% (Identified Cost $59,951,804)(a)	71,556,591
	Other assets less liabilities — (0.3)%	(195,701)

	Net Assets — 100%	$71,360,890

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2007, the net unrealized appreciation on investments based on a cost of $60,757,301 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,670,930
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,871,640)

	Net unrealized appreciation	$10,799,290

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,712,261 or 2.4% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2007

Holdings at December 31, 2007 as a Percentage of Net Assets (unaudited)

Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.2
Metals & Mining	6.1
Pharmaceuticals	4.8
Insurance	4.4
Software	4.1
Capital Markets	3.9
Electrical Equipment	3.8
Wireless Telecommunication Services	3.3
Food & Staples Retailing	3.1
Semiconductors & Semiconductor Equipment	3.1
Automobiles	2.9
Textiles, Apparel & Luxury Goods	2.9
Media	2.8
Chemicals	2.6
Health Care Equipment & Supplies	2.6
Industrial Conglomerates	2.4
Energy Equipment & Services	2.1
Diversified Telecommunication Services	2.0
Other, less than 2% each	19.2

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

ASSETS
Investments at cost	$211,719,442	$159,561,878	$765,840,940	$59,951,804
Net unrealized appreciation	62,836,965	57,915,576	147,625,265	11,604,787

Investments at value	274,556,407	217,477,454	913,466,205	71,556,591
Foreign currency at value (identified cost $0, $263,169, $0, $0)	—	288,114	—	—
Receivable for Fund shares sold	93,439	—	7,261	—
Receivable for securities sold	708,525	1,539,941	4,655,138	90,605
Receivable from investment advisor (Note 4)	—	—	—	21,528
Dividends and interest receivable	421,069	418,382	208,618	59,583
Tax reclaims receivable	200,025	40,303	454,278	54,673

TOTAL ASSETS	275,979,465	219,764,194	918,791,500	71,782,980

LIABILITIES
Payable for securities purchased	2,939,273	2,435	8,167,893	359,982
Management fees payable (Note 4)	174,399	144,483	566,824	—
Deferred Trustees’ fees (Note 4)	4,145	4,030	5,737	3,511
Administrative fees payable (Note 4)	25,304	20,485	76,775	6,289
Deferred foreign taxes payable (Note 2)	—	239,832	—	—
Other accounts payable and accrued expenses	83,197	95,506	85,656	52,308

TOTAL LIABILITIES	3,226,318	506,771	8,902,885	422,090

NET ASSETS	$272,753,147	$219,257,423	$909,888,615	$71,360,890

NET ASSETS CONSIST OF:
Paid-in capital	$200,055,551	$141,224,867	$753,235,506	$58,894,434
Undistributed (overdistributed) net investment income (loss)	(5,725,540)	(2,549)	38,685	(697,168)
Accumulated net realized gain on investments and foreign currency transactions	15,576,381	20,330,888	8,933,511	1,554,902
Net unrealized appreciation on investments and foreign currency translations	62,846,755	57,704,217	147,680,913	11,608,722

NET ASSETS	$272,753,147	$219,257,423	$909,888,615	$71,360,890

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$262,571,649	$219,240,562	$908,350,025	$69,590,112

Shares of beneficial interest	20,562,540	35,595,036	43,958,986	5,374,782

Net asset value, offering price and redemption price per share	$12.77	$6.16	$20.66	$12.95

Advisor Class:
Net assets	$10,181,498	$16,861	$1,538,590	$1,770,778

Shares of beneficial interest	798,650	2,751	74,615	137,140

Net asset value, offering price and redemption price per share	$12.75	$6.13	$20.62	$12.91

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund

INVESTMENT INCOME
Dividends	$8,777,452	$6,092,034	$13,366,228	$1,550,042
Interest	132,832	155,165	191,232	30,260
Less net foreign taxes withheld	(699,099)	(527,022)	(1,174,216)	(126,606)

	8,211,185	5,720,177	12,383,244	1,453,696

Expenses
Management fees (Note 4)	2,283,606	2,867,614	5,856,062	511,016
Trustees’ fees and expenses (Note 4)	70,546	71,556	86,174	61,175
Administrative fees (Note 4)	95,809	82,457	258,010	26,318
Custodian fees and expenses	164,698	480,861	330,760	87,586
Transfer agent fees and expenses - Institutional Class (Note 4)	22,051	26,577	27,290	16,882
Transfer agent fees and expenses - Advisor Class (Note 4)	65,716	15,703	16,951	16,204
Audit fees	62,236	73,066	62,729	49,881
Legal fees	56,249	44,787	127,839	12,328
Shareholder reporting expenses	14,811	13,869	38,379	3,342
Registration fees	27,093	26,780	63,052	23,592
Miscellaneous expenses	73,729	96,583	134,462	21,041

Total expenses	2,936,544	3,799,853	7,001,708	829,365
Less fee reduction and/or expense reimbursement (Note 4)	(76,462)	(214,745)	(143,530)	(146,531)

Net expenses	2,860,082	3,585,108	6,858,178	682,834

Net investment income	5,351,103	2,135,069	5,525,066	770,862

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments*	44,127,146	110,512,752	61,106,646	7,535,518
Foreign currency transactions	(568,287)	(234,397)	(491,573)	(59,025)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,569,521)	(33,704,415)	67,957,028	2,272,232
Foreign currency translations	(2,570)	20,569	58,598	2,757

Net realized and unrealized gain on investments and foreign currency transactions	37,986,768	76,594,509	128,630,699	9,751,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,337,871	$78,729,578	$134,155,765	$10,522,344

*	Net of foreign capital gains taxes paid of $582,219 for Emerging Markets Fund-See Note 2.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

FROM OPERATIONS:
Net investment income	$5,351,103	$4,235,492	$2,135,069	$6,424,852
Net realized gain on investments and foreign currency transactions	43,558,859	41,588,995	110,278,355	85,947,272
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(5,572,091)	12,076,761	(33,683,846)	(17,945,266)

Net increase in net assets resulting from operations	43,337,871	57,901,248	78,729,578	74,426,858

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(11,431,619)	(5,983,027)	(1,434,328)	(5,995,249)
Advisor Class	(407,261)	(104,297)	(101)	(27)
Net realized capital gain
Institutional Class	(26,261,004)	(61,444,275)	(98,993,906)	(88,079,353)
Advisor Class	(979,926)	(895,137)	(7,009)	(398)

Total distributions	(39,079,810)	(68,426,736)	(100,435,344)	(94,075,027)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)	(20,662,583)	52,385,522	(66,480,363)	(651,594)

Transaction fees	—	—	—	75

Net increase (decrease) in net assets	(16,404,522)	41,860,034	(88,186,129)	(20,299,688)

NET ASSETS
Beginning of the year	289,157,669	247,297,635	307,443,552	327,743,240

End of the year	$272,753,147	$289,157,669	$219,257,423	$307,443,552

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$(5,725,540)	$(1,982,087)	$(2,549)	$38,841

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Growth Fund		International Core Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

FROM OPERATIONS:
Net investment income	$5,525,066	$3,037,900	$770,862	$523,598
Net realized gain on investments and foreign currency transactions	60,615,073	28,288,104	7,476,493	3,777,127
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	68,015,626	55,737,578	2,274,989	6,781,212

Net increase in net assets resulting from operations	134,155,765	87,063,582	10,522,344	11,081,937

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(4,471,781)	(4,677,202)	(1,426,627)	(840,099)
Advisor Class	(3,573)	(6,144)	(34,699)	(6,655)
Net realized capital gain
Institutional Class	(56,267,469)	(22,622,855)	(6,528,885)	(2,684,838)
Advisor Class	(96,155)	(31,250)	(158,628)	(26,680)

Total distributions	(60,838,978)	(27,337,451)	(8,148,839)	(3,558,272)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)	268,084,734	300,235,659	8,202,970	14,108,502

Transaction fees	—	1,090	—	—

Net increase in net assets	341,401,521	359,962,880	10,576,475	21,632,167

NET ASSETS
Beginning of the year	568,487,094	208,524,214	60,784,415	39,152,248

End of the year	$909,888,615	$568,487,094	$71,360,890	$60,784,415

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$38,685	$(1,316,231)	$(697,168)	$(250,817)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Value Fund - Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value, beginning of the period	$12.95	$13.58		$11.82		$10.28		$7.37

Income from Investment Operations:
Net investment income	0.25 (a)	0.23	(a)	0.20	(a)	0.17		0.19
Net realized and unrealized gain	1.65	2.88		1.80		1.53		2.89

Total from Investment Operations	1.90	3.11		2.00		1.70		3.08

Less Distributions from:
Net investment income	(0.63)	(0.32)		(0.27)		(0.17)		(0.18)
Net realized capital gains	(1.45)	(3.42)		—		—		—

Total Distributions	(2.08)	(3.74)		(0.27)		(0.17)		(0.18)
Transaction fees(b)	—	—		0.03		0.01		0.01

Net asset value, end of the period	$12.77	$12.95		$13.58		$11.82		$10.28

Total return(c)	14.8%	24.4%		17.2%		16.6%		42.1%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$262,572	$284,022		$246,919		$288,995		$256,564
Net expenses	0.93%	0.99	%(f)	1.00	%(d)(e)	1.00	%(e)	1.00	%(e)
Gross expenses(g)	0.94%	0.99	%(f)	1.05%		1.04%		1.04%
Net investment income	1.76%	1.60%		1.62	%(h)	1.44	%(h)	1.97	%(h)
Portfolio turnover rate	47%	46%		37%		36%		43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Includes expense recapture of 0.01%.
(g)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.59%, 1.40% and 1.93% for 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Value Fund - Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period ended December 31, 2005(a)
Net asset value, beginning of the period	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income(b)	0.22	0.15	0.02
Net realized and unrealized gain	1.65	2.94	0.97

Total from Investment Operations	1.87	3.09	0.99

Less Distributions From:
Net investment income	(0.61)	(0.31)	(0.25)
Net realized capital gains	(1.45)	(3.42)	—

Total Distributions	(2.06)	(3.73)	(0.25)

Net asset value, end of the period	$12.75	$12.94	$13.58

Total return(c)	14.5%	24.2%	7.7%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$10,181	$5,135	$378
Net expenses(d)(f)	1.15%	1.15%	1.15%
Gross expenses(e)(f)	1.82%	2.59%	17.23%
Net investment income(f)	1.53%	1.07%	0.66%
Portfolio turnover rate	47%	46%	37%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(f)	Annualized for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Emerging Markets Fund - Institutional Class
	Year Ended December 31, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value, beginning of the period	$8.30		$9.21		$10.05		$10.40		$6.80

Income from Investment Operations:
Net investment income	0.07	(a)	0.19	(a)	0.16	(a)	0.15		0.11
Net realized and unrealized gain (loss)	2.46		2.29		2.73		1.95		3.60

Total from Investment Operations	2.53		2.48		2.89		2.10		3.71

Less Distributions from:
Net investment income	(0.07)		(0.22)		(0.21)		(0.14)		(0.11)
Net realized capital gains	(4.60)		(3.17)		(3.63)		(2.33)		—

Total Distributions	(4.67)		(3.39)		(3.84)		(2.47)		(0.11)
Transaction Fees(b)	—		0.00	(g)	0.11		0.02		0.00	(g)

Net asset value, end of the period	$6.16		$8.30		$9.21		$10.05		$10.40

Total return(e)	30.7%		27.8%		31.0%		20.7%		54.6%
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$219,241		$307,442		$327,742		$432,527		$534,538
Net expenses	1.25	%(c)	1.25	%(c)	1.25	%(c)(d)	1.25	%(d)	1.25	%(d)
Gross expenses(f)	1.32%		1.35%		1.39%		1.35%		1.34%
Net investment income	0.74%		1.96%		1.56	%(h)	1.10	%(h)	1.42	%(h)
Portfolio turnover rate	59%		64%		45%		41%		26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Per share amount, based on average shares outstanding, of transaction fees. Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(c)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(g)	Amount rounds to less than $0.01.
(h)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 1.46%, 1.00% and 1.33% for 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Emerging Markets Fund - Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period ended December 31, 2005(a)
Net asset value, beginning of the period	$8.28	$9.21	$11.24

Income from Investment Operations:
Net investment income (loss)(b)	0.05	0.17	(0.01)
Net realized and unrealized gain	2.46	2.28	1.38

Total from Investment Operations	2.51	2.45	1.37

Less Distributions from:
Net investment income	(0.06)	(0.21)	(0.20)
Net realized capital gains	(4.60)	(3.17)	(3.20)

Total Distributions	(4.66)	(3.38)	(3.40)

Net asset value, end of the year	$6.13	$8.28	$9.21

Total return(c)	30.5%	27.6%	12.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$17	$1	$1
Net expenses(e)(f)	1.40%	1.40%	1.40%
Gross expenses(d)(f)	334.55%	1,433.82%	1,636.33%
Net investment income/(loss)(f)	0.47%	1.74%	(0.32)%
Portfolio turnover rate	59%	64%	45%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(e)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Annualized for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Growth Fund - Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005		Year Ended December 31, 2004		Period Ended December 31, 2003(a)
Net asset value, beginning of the period	$18.59	$15.87		$13.83		$12.41		$10.00

Income from Investment Operations:
Net investment income	0.15 (b)	0.13	(b)	0.11	(b)	0.04		0.01
Net realized and unrealized gain	3.40	3.55		2.21		1.63		2.52

Total from Investment Operations	3.55	3.68		2.32		1.67		2.53

Less Distributions from:
Net investment income	(0.11)	(0.17)		(0.12)		(0.03)		(0.02)
Net realized capital gains	(1.37)	(0.79)		(0.19)		(0.29)		(0.10)

Total Distributions	(1.48)	(0.96)		(0.31)		(0.32)		(0.12)
Transaction fees(c)	—	0.00	(d)	0.03		0.07		—

Net asset value, end of the period	$20.66	$18.59		$15.87		$13.83		$12.41

Total return(e)	19.2%	23.3%		17.1%		14.1%		25.3%
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$908,350	$567,717		$208,374		$43,720		$8,665
Net expenses(k)	0.88%	0.93	%(h)	1.00	%(f)(g)	1.00	%(g)	1.00	%(g)
Gross expenses(i)(k)	0.89%	0.93	%(h)	1.14%		1.37%		2.21%
Net investment income(k)	0.71%	0.75%		0.71	%(j)	0.48	%(j)	0.10	%(j)
Portfolio turnover rate	52%	54%		38%		41%		13%

(a)	From commencement of Class operations on June 23, 2003 through December 31, 2003.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Per share amount, based on average shares outstanding, of transaction fees. Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	The investment adviser has voluntarily agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	Includes expense recapture of 0.01%.
(i)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(j)	Had certain expenses not been voluntarily reduced during the period, the Fund’s net investment income ratio would have been 0.60%, 0.11% and (1.11)% for 2005, 2004 and 2003, respectively.
(k)	Annualized for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Growth Fund - Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period ended December 31, 2005(a)
Net asset value, beginning of the period	$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income(b)	0.12	0.14	0.02
Net realized and unrealized gain	3.36	3.50	0.85

Total from Investment Operations	3.48	3.64	0.87

Less Distributions From:
Net investment income	(0.05)	(0.16)	(0.10)
Net realized capital gains	(1.37)	(0.79)	(0.12)

Total Distributions	(1.42)	(0.95)	(0.22)
Transaction fees(c)	—	0.00 (d)	—

Net asset value, end of the period	$20.62	$18.56	$15.87

Total return(e)	18.8%	23.0%	5.7%
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$1,539	$770	$150
Net expenses(f)(g)	1.15%	1.15%	1.15%
Gross expenses(g)(h)	2.02%	8.16%	21.76%
Net investment income(g)	0.58%	0.78%	0.35%
Portfolio turnover rate	52%	54%	38%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Per share amount, based on average shares outstanding, of transaction fees. These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Amount rounds to less than $0.01 per share.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Annualized for periods less than one year, if applicable.
(h)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Core Fund - Institutional Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period ended December 31, 2005(a)
Net asset value, beginning of the period	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.15	0.13	0.02
Net realized and unrealized gain	1.93	2.45	0.70

Total from Investment Operations	2.08	2.58	0.72

Less Distributions From:
Net investment income	(0.29)	(0.19)	(0.01)
Net realized capital gains	(1.35)	(0.59)	—

Total Distributions	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$12.95	$12.51	$10.71

Total return(c)	16.7%	24.2%	7.2%
Ratios and Supplemental Data:
Net assets, end of the year (000’s)	$69,590	$60,176	$39,151
Net expenses(d)(e)	1.00%	1.00%	1.00%
Gross expenses(e)(f)	1.19%	1.22%	1.49%
Net investment income(e)	1.14%	1.11%	0.62%
Portfolio turnover rate	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Annualized for periods less than one year, if applicable.
(f)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	International Core Fund - Advisor Class
	Year Ended December 31, 2007	Year Ended December 31, 2006	Period ended December 31, 2005(a)
Net asset value, beginning of the period	$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income(b)	0.12	0.01	0.02
Net realized and unrealized gain	1.94	2.54	0.70

Total from Investment Operations	2.06	2.55	0.72

Less Distributions From:
Net investment income	(0.29)	(0.18)	(0.01)
Net realized capital gains	(1.35)	(0.59)	—

Total Distributions	(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$12.91	$12.49	$10.71

Total return(c)	16.5%	24.0%	7.2%
Ratios and Supplemental Data:
Net assets, end of the period (000’s)	$1,771	$608	$1
Net expenses(d)(e)	1.15%	1.15%	1.15%
Gross expenses(e)(f)	2.88%	12.16%	1,673.31%
Net investment income(e)	0.87%	0.04%	0.51%
Portfolio turnover rate	63%	55%	10%

(a)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods of less than one year, if applicable, are not annualized.
(d)	The investment adviser has contractually agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(e)	Annualized for periods less than one year, if applicable.
(f)	Represents total expenses prior to management fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.  Organization.  Hansberger International Series (formerly, Hansberger Institutional Series) (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Effective May 1, 2007, the Trust’s name changed from Hansberger Institutional Series to Hansberger International Series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report;

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At December 31, 2007, the following percentages of the Funds’ market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	80%
Emerging Markets Fund	57%
International Growth Fund	75%
International Core Fund	73%

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds’ ability to repatriate such amounts.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2007, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually.

Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has implemented FIN 48 and has performed an analysis of the Funds’ tax positions taken or that will be taken on federal and state tax returns that remain subject to examinations (tax years ended December 31, 2004 – 2007) in connection with the adoption of FIN 48 and has concluded that no provision for income tax is required. Accordingly, there is no impact on the Funds’ net assets at December 31, 2007 or results of operations for the year then ended. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

A Fund may be subject to foreign taxes on income and capital gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Taxes on capital gains are accrued based on unrealized appreciation of portfolio securities, and are reflected as deferred foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as gains realized from passive foreign investment companies, foreign capital gains tax, distribution re-designation and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward mark to market, gains realized from passive foreign investment companies and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2007 and 2006 were as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$15,928,721	$23,151,089	$39,079,810
Emerging Markets Fund	28,133,580	72,301,764	100,435,344
International Growth Fund	27,310,667	33,528,311	60,838,978
International Core Fund	3,537,347	4,611,492	8,148,839

	2006 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$13,013,147	$55,413,589	$68,426,736
Emerging Markets Fund	10,400,513	83,674,514	94,075,027
International Growth Fund	15,167,632	12,169,819	27,337,451
International Core Fund	3,102,092	456,180	3,558,272

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
Undistributed ordinary income	$788,432	$637,588	$3,758,666	$343,628
Undistributed long-term capital gains	15,023,650	20,028,403	5,698,746	1,327,239

Total undistributed earnings	15,812,082	20,665,991	9,457,412	1,670,867
Unrealized appreciation (depreciation)	56,921,133	57,608,944	147,157,010	10,803,224

Total accumulated earnings (losses)	72,733,215	78,274,935	156,614,422	12,474,091

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred.

However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement.  In September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of FAS 157 will have on the Funds’ financial statements.

3.  Purchases and Sales of Securities.  For the year ended December 31, 2007, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$139,422,002	$199,937,401
Emerging Markets Fund	164,681,429	329,878,234
International Growth Fund	623,399,167	406,073,815
International Core Fund	42,394,076	42,183,269

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), which is a subsidiary of Natixis Global Asset Management, L.P.(“Natixis US”) (formerly IXIS Asset Management US Group, L.P.), serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%
International Core Fund	0.75%

HGI has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until April 30, 2009 and will be reevaluated on an annual basis. For the year ended December 31, 2007, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.25%	1.40%
International Growth Fund	1.00%	1.15%
International Core Fund	1.00%	1.15%

Prior to September 17, 2007, the expense limit for the Institutional Class of the International Value Fund was 1.00% of average daily net assets.

In addition, HGI has voluntarily agreed to provide a breakpoint in the investment advisory fee of the International Growth Fund such that HGI will reduce its annual rate of 0.75% to 0.70% on the combined average daily net assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund for which HGI serves as sub-adviser) that exceed $700 million. HGI may discontinue the breakpoint at any time. During the year ended December 31, 2007, this breakpoint was reached and the effective rate was 0.74%.

For the year ended December 31, 2007, the management fees and reduction of management fees for each Fund were as follows:

					Percentage of Average Daily Net Assets
Fund	Gross Management Fee	Contractual Reduction of Management Fee	Voluntary Reduction of Management Fee	Net Management Fee	Gross	Net
International Value Fund	$2,283,606	$—	$—	$2,283,606	0.75%	0.75%
Emerging Markets Fund	2,867,614	122,108	—	2,745,506	1.00%	0.96%
International Growth Fund	5,856,062	—	100,567	5,755,495	0.75%	0.74%
International Core Fund	511,016	65,284	—	445,732	0.75%	0.65%

For the year ended December 31, 2007, in addition to the reduction of management fees, expenses have been reimbursed as follows:

Fund	Expense Reimbursement
International Value Fund	$50,140
Emerging Markets Fund	42,273
International Growth Fund	12,804
International Core Fund	32,020

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

HGI is permitted to recover expenses it has borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. Voluntary fee reductions are not recoverable. The amounts subject to possible reimbursement under the expense limitation agreements at December 31, 2007 were as follows:

	Expenses Subject to Possible Reimbursement until December 31, 2008
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$50,140
Emerging Markets Fund	148,683	15,698
International Growth Fund	—	12,804
International Core Fund	81,222	16,082

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series, (“Hansberger Trust”) and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger Trust, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger Trust of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

Prior to September 17, 2007, State Street Bank served as the administrator for the Funds.

For the period from September 17, 2007 to December 31, 2007, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
International Value Fund	$46,748	$1,947	$44,801
Emerging Markets Fund	39,051	1,614	37,437
International Growth Fund	137,823	5,784	132,039
International Core Fund	11,404	477	10,927

c.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”) (formerly IXIS Asset Management Distributors, L.P.), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Natixis US holds a majority voting interest in Hansberger Group, Inc., the corporate parent of HGI. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Expense
Fund	Institutional Class	Advisor Class
International Value Fund	$—	$716
Emerging Markets Fund	—	—
International Growth Fund	—	—
International Core Fund	—	220

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

e.  Trustees Fees and Expenses:  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors and Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series (effective September 12, 2007) based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to September 12, 2007 the Funds were governed by a different Board of Trustees (see Special Meeting of Shareholders — Note 9). The Funds paid each Trustee, who was not also an officer or interested person, an aggregate fee consisting of an annual retainer of $15,000, plus travel expenses related to attendance of Board meetings. Each independent Trustee also received a meeting attendance fee of $3,750 for each Board meeting. Trustees who were also officers or interested persons received no remuneration for their service as Trustees. Also prior to September 12, 2007, each member of the previous Board of Trustees received an additional one time payment. Two of the Trustees received one time payments of $90,000 each. The third member of the previous Board of Trustees received a one time payment of $15,000.

A portion of the expenses related to the one time payments made to Trustees was reimbursed to the Funds by HGI as follows:

Fund	Voluntary Reimbursement
International Value Fund	$24,375
Emerging Markets Fund	48,750
International Growth Fund	24,375
International Core Fund	48,750

These amounts are not subject to reimbursement under the expense limitation agreements.

Effective January 1, 2008, each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. In addition, each Contract Review and Governance Committee member receives $5,000 for each committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member receives $6,250 for each committee meeting that he or she attends in person and $3,125 for each committee meeting that he or she attends telephonically. The retainer fees paid to the Chairperson and the Committee Chairmen remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other funds of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5.  Shareholders.  As of December 31, 2007, each Fund had shareholders that held greater than 5% of the fund’s outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 5% shareholders and aggregate percentage of shares held by such owners was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	5	88.15%
Emerging Markets Fund	2	31.28%
International Growth Fund	5	40.41%
International Core Fund	3	94.51%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

6.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	—	$—	92,061	$1,286,334
Issued in connection with the reinvestment of distributions	2,883,296	37,069,097	5,117,527	66,948,078

	2,883,296	37,069,097	5,209,588	68,234,412
Redeemed	(4,250,966)	(63,209,286)	(1,458,660)	(21,023,149)

Net change	(1,367,670)	$(26,140,189)	3,750,928	$47,211,263

Advisor Class
Issued from the sale of shares	433,320	$6,062,543	316,320	$4,519,268
Issued in connection with the reinvestment of distributions	108,365	1,387,188	76,499	996,001

	541,685	7,449,731	392,819	5,515,269
Redeemed	(139,912)	(1,972,125)	(23,805)	(341,010)

Net change	401,773	$5,477,606	369,014	$5,174,259

Increase (decrease) from capital share transactions	(965,897)	$(20,662,583)	4,119,942	$52,385,522

	Year Ended December 31, 2007		Year Ended December 31, 2006
Emerging Markets Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	428,620	$4,043,200	183,699	$1,783,915
Issued in connection with the reinvestment of distributions	15,714,345	100,228,788	11,094,908	92,668,973

	16,142,965	104,271,988	11,278,607	94,452,888
Redeemed	(17,608,869)	(170,774,461)	(9,804,592)	(95,104,907)

Net change	(1,465,904)	$(66,502,473)	1,474,015	$(652,019)

Advisor Class
Issued from the sale of shares	1,426	$15,000	—	$—
Issued in connection with the reinvestment of distributions	1,152	7,110	51	425

	2,578	22,110	51	425
Redeemed	—	—	—	—

Net change	2,578	$22,110	51	$425

Increase (decrease) from capital share transactions	(1,463,326)	$(66,480,363)	1,474,066	$(651,594)

	Year Ended December 31, 2007		Year Ended December 31, 2006
International Growth Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	12,958,838	$257,635,305	16,911,551	$289,618,377
Issued in connection with the reinvestment of distributions	2,893,590	59,694,046	1,412,410	26,053,607

	15,852,428	317,329,351	18,323,961	315,671,984
Redeemed	(2,434,755)	(49,825,595)	(915,444)	(15,973,719)

Net change	13,417,673	$267,503,756	17,408,517	$299,698,265

Advisor Class
Issued from the sale of shares	52,831	$981,250	29,994	$500,000
Issued in connection with the reinvestment of distributions	4,844	99,728	2,037	37,394

	57,675	1,080,978	32,031	537,394
Redeemed	(24,570)	(500,000)	—	—

Net change	33,105	$580,978	32,031	$537,394

Increase (decrease) from capital share transactions	13,450,778	$268,084,734	17,440,548	$300,235,659

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007

	Year Ended December 31, 2007		Year Ended December 31, 2006
International Core Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	873,266	$11,831,439	1,176,472	$14,000,000
Issued in connection with the reinvestment of distributions	610,354	7,955,511	283,363	3,524,937

	1,483,620	19,786,950	1,459,835	17,524,937
Redeemed	(918,755)	(12,800,000)	(304,878)	(4,000,000)

Net change	564,865	$6,986,950	1,154,957	$13,524,937

Advisor Class
Issued from the sale of shares	81,675	$1,129,510	47,629	$572,500
Issued in connection with the reinvestment of distributions	14,942	193,328	2,669	33,335

	96,617	1,322,838	50,298	605,835
Redeemed	(8,175)	(106,818)	(1,700)	(22,270)

Net change	88,442	$1,216,020	48,598	$583,565

Increase (decrease) from capital share transactions	653,307	$8,202,970	1,203,555	$14,108,502

7.  Rescission Offer:  Officers of the Trust learned that shareholders who made either initial or subsequent investments in Advisor Class shares of the International Value Fund through Linsco/Private Ledger Corp. (“LPL”) during the period of October 31, 2005 to October 1, 2006 (“Eligible Shares”) may not have been delivered a current prospectus. Upon discovering that a current prospectus may not have been delivered with respect to certain eligible transactions, copies of the prospectus were promptly mailed to LPL on or about October 2, 2006.

The Fund offered to repurchase all Eligible Shares sold to LPL account holders (“Eligible Shareholders”) purchased in Eligible Transactions in a rescission offer. Eligible Shareholders were given the opportunity to elect to sell all of their Eligible Shares back to the Fund on the terms described in the rescission offer materials that were distributed to Eligible Shareholders. The rescission offer expired on March 13, 2007 and shareholders who elected to participate in the offer were reimbursed a total of $4,737.

The Fund’s registration as an investment company under the 1940 Act was not affected by the circumstances surrounding the rescission offer. HGI and Natixis US shared the expenses associated with the rescission offer (e.g., legal and accounting expenses and printing and mailing expenses) including the amounts paid to investors who purchased the rescission offer. No costs were borne by the Fund or shareholders of the Fund.

8.  Change of Control of Hansberger Group, Inc.  Effective March 9, 2007, Natixis US purchased all of the shares of common stock of Hansberger Group, Inc., the parent company of HGI, that were owned or controlled by Mr. Thomas L. Hansberger and non-employee, third party investors and an additional number of shares held by employees of the Adviser or Hansberger Group Inc. (the “Transaction”). Upon consummation of the Transaction, Natixis US’s ownership interest in HGI (on a fully diluted basis) was 83.4%, and the remaining 16.6% interest was held by employees of HGI. Mr. Hansberger continues to serve as Chairman of HGI and Ronald W. Holt, Jr. now serves as President and Chief Executive Officer of HGI. Otherwise, the Transaction has not resulted in a change in the personnel or operations of HGI.

9.  Special Meeting of Shareholders  A special meeting of shareholders of the Trust was held on September 12, 2007 to consider a proposal to elect ten trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR”*	Withheld*
John T. Hailer	63,444,665	3,522,268
Robert J. Blanding	63,444,665	3,522,268
Graham T. Allison, Jr.	63,444,665	3,522,268
Charles D. Baker	63,444,665	3,522,268
Edward A. Benjamin	63,444,665	3,522,268
Daniel M. Cain	63,444,665	3,522,268
Richard Darman**	63,444,665	3,522,268
Jonathan P. Mason	63,444,665	3,522,268
Sandra O. Moose	63,444,665	3,522,268
Cynthia L. Walker	63,444,665	3,522,268

*	Trust-wide voting results.
**	Mr. Darman served as a Trustee until his death on January 25, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund (each a series of Hansberger International Series) (the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 25, 2008

2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2007, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
International Value Fund	0.02%
International Growth Fund	0.02%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2007.

Fund	Amount
International Value Fund	$23,151,089
Emerging Markets Fund	72,301,764
International Growth Fund	33,528,311
International Core Fund	4,611,492

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2007 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Percentage
International Value Fund	48.52%
Emerging Markets Fund	14.94%
International Growth Fund	43.14%
International Core Fund	39.42%

Foreign Tax Credit.  For the year ended December 31, 2007, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Value Fund	$604,449	$8,777,472
Emerging Markets Fund	397,355	6,010,098
International Growth Fund	1,056,539	13,337,251
International Core Fund	111,700	1,548,384

TRUSTEES AND OFFICERS INFORMATION

The name, age, address, principal occupation during the past five years and other information about each trustee and officer of the Trust is shown below.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES[1]

Graham T. Allison, Jr. (1940)	Trustee Since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	42 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2007 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	42 None

Edward A. Benjamin (1938)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Retired	42 None

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	42 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2007 Since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	42 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

TRUSTEES AND OFFICERS INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES[1] (continued)

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance & Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance & CFO, Harvard Medical School	42 None

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None

John T. Hailer[3] (1960)	Trustee Since 2007 President and Chief Executive Officer of Hansberger International Series since 2007	President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.; President and Chief Executive Officer-U.S. and Asia-Natixis Global Asset Management, L.P.	42 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust (the “Funds’ Trusts”). The number of portfolios overseen does not include AEW Real Estate Income Fund which liquidated on April 13, 2007, or Natixis Equity Diversified Portfolio, which liquidated on August 3, 2007.

[1]	Mr. Richard Darman served as a Trustee until his death on January 25, 2008.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer of Natixis Distribution Corporation, Natixis Global Asset Management, L.P., Natixis Global Associates, Inc., Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

TRUSTEES AND OFFICERS INFORMATION

Name and Year of Birth	Position(s) Held With the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer Since September 2007	Senior Vice President, General Counsel, Secretary and Clerk (formerly, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer Since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer Since September 2007	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Ronald Holt (1968)	Executive Vice President of Hansberger International Series Since September 2007	President and Chief Executive Officer, formerly Managing Director of Research, and Senior Research Analyst and Portfolio Manager, Hansberger Global Investors, Inc.

*	Each officer of the Trusts serve for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

M-HN58-1207

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has established an audit committee.
Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an
Independent Trustee of the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant,
PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

                                             AUDIT-RELATED
                             AUDIT FEES         FEES/1/       TAX FEES/2/   ALL OTHER FEES
                          ----------------- --------------- --------------- --------------
                            2006     2007    2006    2007    2006    2007   2006    2007
                          -------- -------- ------- ------- ------- ------- ----    ----
Hansberger International
  Series................. $181,000 $198,500 $27,200 $33,600 $25,280 $37,900 $--     $--

1. These fees relate to assurance and related services by PwC in connection with June 30, 2006 and 2007 semi-annual financial statements and 2007 prospectus review.

2. The tax services provided by PwC consist of a review of the Registrant's tax returns (2006 and 2007) and tax consulting services (2007).

Aggregate fees billed to the Registrant for non-audit services during 2006 and
2007 were $52,480 and $71,500, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global
Investors, Inc. that provide ongoing services to the Trust ("Control
Affiliates") for the last two fiscal years.

                                  AUDIT-RELATED FEES  TAX FEES   ALL OTHER FEES
                                  ------------------ ----------- --------------
                                  2006     2007       2006  2007 2006    2007
                                  ----     -------   ------ ---- ----    ----
Control Affiliates............... $--     $12,000    $9,720 $--  $--     $--

Aggregate fees billed to Control Affiliates for non-audit services during 2006 and 2007 were $9,720 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to
(c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed. If, in the opinion of management, a proposed engagement by the
Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the
Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed as Item 1 herewith.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the
Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
        (a)(1).

(a) (2) Certifications of Principal Executive Officer and Principal Financial
        Officer pursuant to Rule 30a-2(a) under the Investment Company Act of
        1940 [17 CFR 270.30a-2(a)], filed herewith as exhibits (a)(2)(1) and
        (a)(2)(2), respectively.

(a) (3) Not applicable.

(b)     Certifications of Principal Executive Officer and Principal Financial
        Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Hansberger International Series

                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  February 21, 2008

                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  February 21, 2008